3 Quarter 2009 Earnings Conference October 7, 2009 Alcoa Logo Exhibit 99.2 rd

Alcoa Logo
Forward-Looking Statements
Today’s discussion may include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Such
statements relate to future events and expectations and involve known and unknown risks and uncertainties.  Alcoa’s actual results or actions may differ materially from those projected in the forward-looking statements.  For a summary of the specific risk factors that could cause results to differ materially from those expressed in the forward-looking statements, please refer to Alcoa’s Form 10-K for the year ended
December 31, 2008, Forms 10-Q for the quarters ended March 31,
2009 and June 30, 2009, and other reports filed with the Securities and
Exchange Commission.

Chuck McLane Executive Vice President and Chief Financial Officer Alcoa Logo

Alcoa Logo
3   Quarter 2009 Financial Overview
Income from continuing operations of
$73 million, or
$0.07 per share
–
Excluding restructuring and special items income from continuing operations of $39 million, or $0.04 per share
Revenue up 9%
sequentially
Cash Sustainability
initiatives
exceeding targets
Initiatives
offsetting currency and energy
headwinds
EBITDA of $454 million
Cash from operations of $184 million
Received
$520 million of
final
proceeds
from Shining Prospect venture
Debt-to-cap at
38.3%,
down 140 basis points sequentially
–
Cash on hand of $1.1 billion
rd
,

Alcoa Logo
Revenue Change by Market
(9%)
13%
3%
14%
24%
(5%)
5%
10%
20%
19%
(27%)
(41%)
(36%)
(41%)
(39%)
(8%)
(24%)
(52%)
(34%)
(36%)
3Q’09 Third Party Revenue
Sequential
Change
Year-Over-Year
Change
15%
2%
7%
4%
4%
4%
17%
6%
11%
30%
Aerospace
Automotive
B&C
Comm. Transport
Industrial Products
IGT
Packaging
Distribution/Other
Alumina
Primary Metals

Alcoa Logo
Sequential Income Statement Summary
$ Millions
2Q’09 3Q’09 Change
Sales $4,244 $4,615 $371
Cost of Goods Sold $3,966 $3,888 ($78)
COGS % Sales 93.4% 84.2% (9.2 % pts.)
Selling, General Administrative, Other $240 $234 ($6)
SGA % Sales 5.7% 5.1% (0.6 % pts.)
Restructuring and Other Charges $82 $17 ($65)
Effective Tax Rate 25.4% (22.4%) (47.8 % pts.)
Income (Loss) from Continuing Operations ($312) $73 $385
Income (Loss) from Discontinued Operations ($142) $4 $146

Alcoa Logo
3   Quarter Restructuring and Special Items
$ Millions
After-Tax and
Non-controlling Interests
EPS
($/Share)
Segment
Restructuring ($1) ($0.00) Corporate
Gain on Suralco
Transaction
$35 $0.04 Alumina / Corporate
Total Restructuring
and Special Items
$34 $0.03
rd

Alcoa Logo
Rapid Reduction in Headcount In 2009
Charges
($ Millions)
224 48 38 5 315
2009 cash
savings of $320
million - Run
rate savings of
$540 million
Headcount Reductions Announced by Quarter
Completed Not Yet Completed
15,300
4,400
1,950
550 22,200
2H'08 Q1'09 Q2'09 Q3'09 Total

2Q09
Volume
Price/Mix
Energy
FX
Productivity
LME
Taxes/Other
3Q09

Alcoa Logo
3Q 2009 vs. 2Q 2009 Earnings Bridge
Income (Loss) from Continuing Operations excluding Restructuring & Other Special Items
($ millions)
See Appendix for Reconciliation
($256)
$16
$7
($11)
($78)
$74
$244
$43
$39

YTD08
Volume
Price/Mix
Energy
FX
Productivity
LME
Curtailments
Taxes/Other
YTD09

Alcoa Logo
YTD 2009 vs. YTD 2008 Earnings Bridge
Income (Loss) from Continuing Operations excluding Restructuring & Other Special Items
($ millions)
See Appendix for Reconciliation
$1,232
($2,378)
($670)
($201)
$117
$350
$867
($113) $102
($694)

Alcoa Logo
3Q 08 2Q 09 3Q 09
Production (kmt) 3,790 3,309 3,614
3    Party Shipments (kmt) 2,010 2,011 2,191
3    Party Revenue ($MM) 805 441 530
ATOI ($MM) 206 (7) 65
Production up 9% on improved 3   party demand
and the inclusion of Suralco at 100%
Realized 3   party Alumina price up 13% versus
previous quarter
Suralco transaction benefit to ATOI of $58 million
Negative currency impact of $28 million
Higher energy costs of $13 million
Alumina
3   Quarter Highlights
4   Quarter Outlook
3  Quarter Business Conditions
Continued benefits from cash sustainability
initiatives
Benefit of lower caustic price accelerates
Ramp-up costs of Brazil projects will negatively
impact results
-$500
$0
$500
$1,000
$1,500
$2,000
$2,500
-$50
$0
$50
$100
$150
$200
$250
3Q08 4Q08 1Q09 2Q09 3Q09
ATOI Third Party Revenue
rd
rd
th
rd
rd
rd
rd

Alcoa Logo
3   Quarter Highlights
3Q 08 2Q 09 3Q 09
Production (kmt) 1,011 906 881
3    Party Shipments (kmt) 704 779 698
3    Party Revenue ($MM) 2,127 1,146 1,362
3    Party Price ($/MT) 2,945 1,667 1,972
ATOI ($MM) 297 (178) (8)
Primary Metals
4   Quarter Outlook
3   Quarter Business Conditions
Realized pricing up 18%
Production down 3% as the full impact of
curtailments is realized
Negative currency impact of $29 million
Continued benefits from cash sustainability
initiatives especially in key raw materials
Pricing will continue to follow a 15-day lag on
LME
Energy costs increasing
-$1,500
-$1,000
-$500
$0
$500
$1,000
$1,500
$2,000
$2,500
-$300
-$200
-$100
$0
$100
$200
$300
$400
$500
3Q08 4Q08 1Q09 2Q09 3Q09
ATOI Third Party Revenue
rd
rd
th
rd
rd
rd

Alcoa Logo
Flat-Rolled Products
4   Quarter Outlook
3  Quarter Business Conditions
ATOI  $ Millions 3Q 08 2Q 09 3Q 09
Flat-Rolled Products,
excl Russia, China & Other 56 2 37
Russia, China & Other (34) (37) (27)
Total ATOI
22 (35) 10
Improved order intake – shipments up 6%
versus last quarter
Moderate revenue increases in all key end
markets
Gains from cash sustainability initiatives
Year-to-date headcount reduction of 19%
Cautious demand outlook for all end markets
Continued benefits from cash sustainability
initiatives
Seasonal impact from year-end holiday
shutdowns
3   Quarter Highlights
-$2,500
-$2,000
-$1,500
-$1,000
-$500
$0
$500
$1,000
$1,500
$2,000
$2,500
$150
$100
-$50
$0
$50
$100
$150
3Q08 4Q08 1Q09 2Q09 3Q09
ATOI Third Party Revenue
rd
rd
th

Alcoa Logo
Engineered Products and Solutions
Weaker Aerospace market as destocking
continues throughout the supply chain
Decline in Commercial Building and
Construction and IGT demand
Wheels business uptick on heavy truck orders
Gains from cash sustainability initiatives
3  Quarter Business Conditions
4   Quarter Outlook
Aerospace, Commercial Building and
Construction and IGT markets continue weak
Improved performance in the Commercial
Transportation market
Seasonal impact from year-end holiday
shutdowns
Continued benefits from cash sustainability
initiatives
$ Millions 3Q 08 2Q 09 3Q 09
3   Party Revenue 1,596 1,194 1,128
ATOI 140 88 75
ATOI % of Revenue 8.8% 7.4% 6.6%
3   Quarter Highlights
$0
$500
$1,000
$1,500
$2,000
$0
$50
$100
$150
$200
3Q08 4Q08 1Q09 2Q09 3Q09
ATOI Third Party Revenue
rd
rd
th
rd

Alcoa Logo
Strengthened Liquidity and Cash Position
($ Millions) 3Q'08 2Q'09 3Q'09
Net Income (Loss) $352 ($459) $124
DD&A 312 317 342
Change in Working Capital (361) 329 100
Taxes 146 (138) (69)
Pension Contributions (418) (35) (33)
Other Adjustments (124) 314 (280)
Cash From Operations ($93) $328 $184
    Capital Expenditures (877) (418) (370)
Free Cash Flow ($970) ($90) ($186)
Cash Flow
Cash and Debt (in millions)
Free Cash Flow (in millions)
-$1,000
-$800
-$600
-$400
-$200
$0
$200
3Q'08 4Q'08 1Q'09 2Q'09 3Q'09
10,125
10,578
10,205
10,265
10,073
831
762
1,131
851
1,066
30%
40%
50%
$0
$2,000
$4,000
$6,000
$8,000
$10,000
$12,000
3Q'08 4Q'08 1Q'09 2Q'09 3Q'09
Gross Debt Cash Debt to Cap

12/31/08
1/31/09
3/3/09
4/3/09
5/3/09
6/3/09
7/3/09
8/3/09
9/3/09

12/31/08
1/31/09
3/3/09
4/3/09
5/3/09
6/3/09
7/3/09
8/3/09
9/3/09

Alcoa Logo
Strengthened Capital Market Position
Source:  Bloomberg
Alcoa Debt & Equity Alcoa Credit Default Swaps
4.00
5.00
6.00
7.00
8.00
9.00
10.00
11.00
12.00
13.00
14.00
15.00
16.00
17.00
Alcoa Share Price ($)
Alcoa July 2013 Debt Yield (%)
0
100
200
300
400
500
600
700
800
900
1,000
1,100
1,200
1,300
Alcoa 5-Year CDS
(basis points)

Klaus Kleinfeld President and Chief Executive Officer Alcoa Logo

North America	Europe	China	Global
	**Aerospace**				Deliveries expected to be flat
	**Automotive**	20%-25% sales decline	20%-25% sales decline	10%-15% sales growth	15%-20% sales decline
	**Heavy Truck & Trailer**	40%-45% sales decline	50%-55% sales decline	Sales expected to be flat	30%-35% build rate decline
	**Beverage Can Packaging**	Relatively stable sales (~2% decline)	7%-9% sales decline	4% sales growth	Volumes expected to be flat
	**Commercial Building and Construction**	35%-40% sales decline	15%-25% sales decline across EU countries	8%-9% sales growth	10%-15% sales decline
	**Industrial Gas Turbine**				14% heavy duty gas turbine build rate decline

18 Alcoa Logo Market Conditions in 2009 Source: Alcoa analysis Alcoa End Markets: Current Assessment of 2009 Conditions

North America	Europe	China	Global
	Aerospace				Deliveries flat
	Automotive	10%-15% sales increase	10%-15% sales decline	5%-10% sales increase	5%-10% sales increase
	Heavy Truck & Trailer	0%-5% sales increase	Sales relatively flat	0%-5% sales increase	0%-5% sales increase
	Beverage Can Packaging	Seasonal declines (4%-6% decline)	Sales relatively flat	10% sales increase	Sales relatively flat
	Commercial Building and Construction	21% sales decline	Sales relatively flat	2.5% sales increase	5% sales decline
	Industrial Gas Turbine				15% heavy duty gas turbine build rate decline

19 Alcoa Logo Improving Market Conditions in 2 nd Half 2009 Source: Alcoa analysis Alcoa End Markets: Assessment of 2 Half 2009 VS 1 Half 2009 Conditions nd st

Alcoa Logo
Consumption Outlook Slightly Improved
2008 Global Demand Growth Rate:  -3%
(2008 ex China: -8%)
2009 Global Demand Growth Rate:  -6%
(2009 ex China: -10%)
Source: Alcoa analysis
Brazil
Russia
Asia w/o China
North America
Europe
China
2008 vs. 2009
Projected Growth Rates
2009 Projected Consumption
-12%
13.6
9%
-5%
-15%
0.9
5%
Other* 4.0
-1% -2%
*Other consists of: Middle East, India, Latin America ex Brazil and Rest of World
35.0
2008
Actual
2009
Forecast
0.8
2009 Projected Primary Aluminum Consumption by Region (in mmt)
4%
- 5%
- 12% - 15%
- 15%
- 9%
6.4
5.0
4.3
10%

Alcoa Logo
2H’09 Consumption Increasing 11% From 1H’09
16.6
18.4
2H’09 vs. 1H’09
Growth Rate:  11%
+6%
+18%
+1%
+22%
+11%
+16%
+7%
2H’09 vs.
1H’09
2009 Projected Primary Aluminum Consumption by Region (in mmt)
Source: Alcoa analysis *Other consists of: Middle East, India, Latin America ex Brazil and Rest of World
6.6
7.1
3.0
3.4
2.4
2.6
2.0
2.4
0.4
0.4
0.3
0.4
1.9
2.0
1H'09 2H'09
Other*
Brazil
Russia
Asia w/o China
North America
Europe
China

Alcoa Logo
China Western World
Aluminum Market in Surplus
2009E Primary Metal Supply / Demand Balance (in kmt)
Jan-July 09 Primary Production Run
Rate (Annualized)
12,000
Announced  Restarts &  New Capacity
Effect  Aug - December 2009
850
Supply 12,850
Demand (13,650)
Deficit (800)
Imports from Western World 1,250
Net Surplus 450
Jan-July 09  Primary Production
Run Rate (Annualized)
23,375
Announced Curtailments, Restarts & New
Capacity Effect Aug - December 2009
160
Supply 23,535
Demand (21,360)
Surplus 2,175
Exports to China (1,250)
Net Surplus 925
Surplus
Surplus
Source: Alcoa estimates, Brook Hunt, CRU, CNIA, IAI

Alcoa Logo
July – December 2009 Estimated Primary Metal Supply / Demand Balance (in kmt)
July-Dec 09  Primary Production
(July Run Rate x 2
nd
Half )
6,405
Restarts & New Capacity 765
Supply 7,170
Demand   (7,050)
Balance 120
Imports from Western World 50
Net Surplus 170
July-Dec 09  Primary Production
(July Run Rate x 2
nd
Half)
11,515
Curtailments ,Restarts & New Capacity Limited
Supply 11,515
Demand (11,350)
Balance 165
Exports to China              (50)
Net Surplus 115
Source: Alcoa estimates, Brook Hunt, CRU, CNIA, IAI
Modest Surplus in 2H’09 as WW Moves To Balanced
Modest
Surplus
Modest
Surplus
China Western World

Alcoa Logo
2009E Alumina Supply / Demand Balance (in kmt)
Source: Alcoa estimates, CRU, CNIA, IAI
Alumina Market Reaches Equilibrium in 2009
Jan-Jul 09 Alumina Production
Run Rate (Annualized)
20,200
Announced restarts 400
Imports from Western World 5,000
Supply 25,600
Demand (25,000)
Net Surplus 600
Jan-Jul 09  Alumina Production
Run Rate (Annualized)
49,100
Announced restarts 450
Exports to China (5,000)
Supply 44,550
Demand  (45,300)
Net Deficit (750)
Balanced
China Western World

Alcoa Logo
2009E Alumina Supply / Demand Balance (in kmt)
Source: Alcoa estimates, CRU, CNIA, IAI
Alumina Market in Balance in 2H’09
Jul-Dec 09 Alumina Production
Run Rate
10,700
Announced restarts 400
Imports from Western World 2,300
Supply 13,400
Demand (12,700)
Net Surplus 700
Jul-Dec 09  Alumina Production
Run Rate
24,600
Announced restarts 450
Exports to China (2,300)
Supply 22,750
Demand  (23,200)
Net Deficit (450)
Balanced
China Western World

Alcoa Logo
$1,250
$1,500
$1,750
$2,000
$2,250
$2,500
$2,750
$3,000
$3,250
$3,500
0
10
20
30
40
50
60
70
1/05 7/05 1/06 7/06 1/07 7/07 1/08 7/08 1/09 7/09
Producer
Japan Port
Shanghai
LME
LME 3 Mon
Rise In LME Stocks Slows As Non-LME Stocks Decline
$/MT
Producer
levels at all
time lows
Japan Port
stocks at 15-
year lows
Inventory
Source: Bloomberg, IAI
67 days of
consumption
LME at 49
days
Non-LME at
18 days

Alcoa Logo
Destocking Has Left The Supply Chain Depleted
– 1 Week of Inventory
– Minimal Lead-time
– 3 months of Inventory
– 3 Month Lead-time
– 2 months of Inventory
– 3 Month Lead-time
Distributor Rolling Mill Smelter OEM
The Impact of Destocking on the Supply Chain
– Continuous Flow
Excess
Old
Order
Order
Reduction
New
Order
Order to
Service
Center
On
Floor
New
Order
In
Process
On
Floor
Order to
Rolling Mill
New
Order
In
Process
On
Floor
Order  to
Smelter
New
Order
Production
Volume
-7%
-17%
-42%
-5%
Time Line 3 Months 6 Months 9 Months
Source: Davenport & Company; Alcoa analysis
Refrigerator
Rolled Sheet Rolled Sheet Primary Aluminum

Alcoa Logo
0%
20%
40%
60%
80%
100%
120%
140%
160%
180%
Jan-08 Jul-08 Jan-09 Jul-09
Midwest
Japan
Europe
(50)
0
50
100
150
Jan Feb Mar Apr May Jun July Aug
Europe Japan United States
Thin Supply Chain, Rising Shipments Driving Premiums
Regional Premiums Beginning to Improve
Source: Aluminum Association Source: Metal Bulletin, Platts
2009 YTD Change
+30%
+114%
+209%
2009 Cumulative Change in Shipments
Cumulative
Shipments
KMT
February
Bottom
Shipments
+14%

Alcoa Logo
Procurement Efficiencies
– Cost savings by 2010
Overhead Rationalizations
– Cost savings by 2010
CapEx Reductions
– Annual CapEx post 2009
Working Capital Initiatives
– Cash Impact 2009
Asset Dispositions
– Net proceeds
Dividend Reduction
– Annual cash savings
Equity and Equity-Linked Financings
– Gross proceeds
Holistic Alcoa Approach: Improved Cost Structure and Balance Sheet
$2,000M
$400M
$850M
$800M
Demonstrating Solid Execution of Holistic Approach
$1,100M
$430M
$1,400M
Operational
Financial

Alcoa Logo
Overcoming Headwinds to Exceed Procurement Target
Procurement Efficiencies: Reduction Targets
2009E
(millions)
Reduction Targets by Spend Category
Savings
2010E
15%
7%
6%
21%
34%
29%
5%
18%
2%
5%
4%
6%
2%
4%
Strategic Raw Materials -
Alumina and Primary Metals
Strategic Raw Materials -
Flat-Rolled Products
Indirect - Services
Indirect - Maintenance Repair
& Overhaul
Non-Smelter Energy
Transportation
Business Unit Metals
$1,610
$1,500
$2,000
2009 YTD 2009 Savings
Target vs. 2008
2010 Savings
Target vs. 2008
107% of
2009
target

Alcoa Logo
$375
$200
$400
2009 YTD 2009 Savings
Target vs. 2008
2010 Savings
Target vs. 2008
Achieved 94% of 2010 Overhead Reduction Target
Overhead includes SG&A, R&D and Plant Administrative Expenses; excludes divestitures
Overhead Rationalization: Reduction Targets and Savings
$400M
(millions)
Overhead Savings Target
Savings
188% of
2009
target
94% of
2010
target
100%
80%
2008 A 2010  Target

32 Alcoa Logo Year-to-date 2009 Capital Expenditures of $1.3 Billion -48% -53% Capital Expenditure Reduction: Annual CapEx ($ millions) $1,800 $3,438 $541 $850 2008 2009E 2010E

Alcoa Logo
100%
72%
Dec-08 Dec-09 Target
Working Capital
Days Reduction Targets
-28%
2009 YTD Working Capital
Change ($ millions)
$800M decrease
in working
capital in 2009
Working Capital Initiatives: Targets and Year-to-date Results
Working Capital Savings Despite Increases in LME
98% of
2009
target
$1,053
$780
$800
$463
($736)
Inventory Receivables Accounts
Payable
2009 YTD
Cash
Generation
2009 Target

Alcoa Logo
Strengthening Our Upstream Position In the Downturn
Juruti Mine and Alumar Refinery Expansion Commissioned in Q3’09
Alcoa share of capex $1.2 billion
2.6 MMT of production; opportunities to
expand as demand grows
Low-cost bauxite to serve Alcoa refineries
in Brazil and beyond
Alcoa share of capex $1.0 billion
2.1 MMT expansion; 1.1 MMT Alcoa
share
Expansion capacity in first quintile
of cost
curve
Juruti Alumar
Combined investment of $2.2 billion places Alcoa Refining in the first quartile
Railroad
Washing Plant
Ship loader
Benchmark in Sustainable Development Strengthened Refining Position in Brazil
Alumina Silo Cogeneration Calciners

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Alcoa Bohai Facility
Alcoa Bohai Operations Launched  in Q3’09
Strong footing to serve Chinese domestic
market for lithographic, transportation,
electronic and packaging markets
World’s most sophisticated lithographic
line will help replace most imported
lithographic sheet
Combines strong regional partnerships,
leading-edge technology and Alcoa know
how
Alcoa Bohai Well Positioned to Serve Chinese Markets
Lithographic
Transportation
Packaging
Electronics

Alcoa Logo
Samara Coating Line
Alcoa Samara Coating Line Commissioned in Q2’09
State-of-the-art coating line serving
Russian and European packaging and
building & construction markets
Only domestic can sheet producer in
Russia capable of supplying full range of
body, end and tab products
New line raises Alcoa to the worldwide
leadership position in all aspects of can
material production
Russian Coating Line Makes Alcoa the Can Leader
Consumer Packaging
Building & Construction
Tab Stock
EndStock
Body Stock

Alcoa Logo
Mitsubishi Regional Jet
Japan's first wholly built
commercial aircraft in more than 45
years
– Initial Design:  Composite wings
– Sept’09 Redesign:  Aluminum wings
Aluminum is a superior solution for the transportation sector
Nearly 100 years of proven structural
performance
Unparalleled strength, weight and
cost characteristics
Equal fuel efficiency to composites at
lower cost across multiple platforms
Aluminum in Aerospace
Aluminum is The Material of Choice in Aerospace
Alcoa Aerospace
#1 in Advanced
Structures
#1 in Fasteners
#1 in Power and
Propulsion

ALCOA
Market Conditions in 2009

ALCOA
China
Western World
Modest Surplus

ALCOA

Alcoa Logo
Strengthening Our Position As Industry Stabilizes
Aluminum Fundamentals
Alcoa Strengthening in the Downturn
Demand Improving Supply / Demand Balance LME Stocks Stabilizing Markets Stabilizing
Procurement
Overhead
Capex
Working Capital
107% of Target
188% of Target
On Target
98% of Target
Juruti
Alumar
Bohai
Samara

39 Alcoa Logo Matthew E. Garth Director, Investor Relations Alcoa 390 Park Avenue New York, NY 10022-4608 Telephone: (212) 836-2674 www.alcoa.com For Additional Information, Contact:

Alcoa Logo 40

Alcoa Logo
Effective Tax Rate
Effective tax rate, excluding discrete tax items is a non-GAAP financial measure.  Management believes that the Effective tax rate, excluding discrete tax items is meaningful to investors because it provides a view of Alcoa’s operational tax rate.
$ Millions
1Q’09 2Q’09 3Q’09 YTD 2009
Income (loss) from continuing operations before taxes on income ($777) ($425) $98 ($1,104)
Provision (benefit) for taxes on income ($307) ($108) ($22) ($437)
Effective tax rate 39.5% 25.4% (22.4%) 39.6%
Discrete tax provisions (benefits):
Tax rate changes ($28) ($28)
After tax restructuring items ($11) ($8) ($19)
Subtotal - Discrete tax provisions (benefits) ($39) $0 ($8) ($47)
Provision (benefit) for taxes on income excluding discrete tax provisions (benefits) ($268) ($108) ($14) ($390)
Effective tax rate excluding discrete tax provisions (benefits) 34.5% 25.4% (14.3%) 35.3%
Charge (benefit) for adjustments to year-to-date effective tax rate N/A $25 ($48) ($23)

Alcoa Logo
Reconciliation of ATOI to Consolidated Net Income
(Loss) Attributable to Alcoa
(in millions)
1Q08 2Q08 3Q08 4Q08 2008 1Q0 9 2Q09 3Q09
Total segment ATOI $     668 $     838 $     665 $       28 $  2,199 $ (143) $ (132) $ 142
Unallocated amounts (net of tax):
Impact of LIFO (31) (44) (5) 73 (7) 29 39 80
Interest income 9 12 10 4 35 1 8 (1)
Interest expense (64) (57) (63) (81) (265) (74) (75) (78)
Noncontrolling interests (1) (67) (70) (84) – (221) (10) 5 (47)
Corporate expense (82) (91) (77) (78) (32 8) (71) (70) (71)
Restructuring and other charges (30) (1) (25) (637) (693) (46) (56) (3)
Discontinued operations 4 (7) (38) (26 2) (303) (17) (142) 4
Other (104) (34) (115) (2 38) (491) (16 6) (3 1) 51
Consolidated net income (loss) attributable to
Alcoa $     303 $     546 $     268 $ (1,191) $    (74) $    (497) $    (454) $       77
(1)  On  January 1, 2009, Alcoa adopted  changes issued by the Financial Accounting Standards Board to consolidation accounting and reporting.  These changes, among others, require that minority interests be renamed noncontrolling interests for all periods presented.
Prior period information  was reclassified to reflect the movement of the Electrical and Electronic Solutions business to discontinued operations in the fourth quarter of 2008.

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Reconciliation of Adjusted Income (Loss)
(in millions, except per share amounts)
(Loss) Income (Loss) Earnings per Diluted Share
Quarter ended Nine months ended Quarter ended Nine months ended
June 30,
2009
September 30,
2009
September 30,
2008*
September 30,
2009
June 30,
2009
September 30,
2009
September 30,
2008*
September 30,
2009
Net (loss) income
attributable to Alcoa
$    (454)
$       77
$  1,117
$    (874)
$    (0.47)
$     0.08
$     1.35
$    (0.95)
(Loss) income from
discontinued
operations
    (142)
         4
      (41)
    (155)
(Loss) income from
continuing
operations
attributable to Alcoa
(312)
73
1,158
(719)
(0.32)
0.07
1.40
(0.78)
Restructuring and
other charges
56
1
55
103
Other special items**          –       (35)        19       (78)
(Loss) income from
continuing
operations
attributable to Alcoa
– as adjusted
$    (256)
$       39
$  1,232
$    (694)
    (0.26)
    0.04
    1.49
    (0.75)
(Loss) income from continuing operations attributable to Alcoa – as adjusted is a non-GAAP financial measure.  Management believes that this measure is meaningful to investors because management reviews the operating results of Alcoa excluding the impacts of restructuring and other charges and other special items.  There can be no assurances that additional restructuring and other charges and other special items will not occur in future periods.  To compensate for this limitation, management believes that it is appropriate to consider both (Loss)
income from continuing operations attributable to Alcoa determined under GAAP as well as (Loss) income from continuing operations attributable to Alcoa – as adjusted.
* Financial information for the nine months ended September 30, 2008 was reclassified to reflect the movement of the Electrical and Electronic Solutions business to discontinued operations in the fourth quarter of
2008.  Earnings per diluted share for the nine months ended September 30, 2008 were also revised to reflect Alcoa’s adoption of changes issued by the Financial Accounting Standards Board to the calculation of earnings per share effective January 1, 2009.
** Other special items include the following: a gain on an acquisition in Suriname for the quarter ended September 30, 2009; the previously mentioned item for the quarter ended September 30, 2009, a gain on the
Elkem/SAPA swap (-$133), a loss on the sale of Shining Prospect ($118), and a discrete income tax benefit related to a tax law change in Canada (-$28) for the nine months ended September 30, 2009; and a net discrete income tax charge related to the sale of the Packaging and Consumer businesses for the nine months ended September 30, 2008.

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Reconciliation of Free Cash Flow
(in millions)
Quarter ended
September 30,
2008
December 31,
2008
March 31,
2009
June 30,
2009
September 30,
2009
Cash from operations $     (93) $    608 $   (271) $    328 $    184
Total capital expenditures     (877) (1,017)     (471)     (418)     (370)
Free cash flow $   (970) $   (409) $   (742) $     (90) $   (186)
Free Cash Flow is a non-GAAP financial measure.  Management believes that this measure is meaningful to investors because management reviews cash flows generated from operations after taking into consideration capital expenditures due to the fact that these expenditures are considered necessary to maintain and expand Alcoa’s asset base and are expected to generate future cash flows from operations.  It is important to note that Free Cash Flow does not represent the residual cash flow available for discretionary expenditures since other non-discretionary expenditures, such as mandatory debt service requirements, are not deducted from the measure.

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Reconciliation of EBITDA
(in millions)
Earnings before interest, taxes, depreciation, and
amortization (EBITDA)
Quarter ended
June 30,
2009
September 30,
2009 Change
(Loss) income from continuing operations $   (317)      $    120 $    437
Benefit for income taxes (108) (22) 86
Other income, net (89) (123) (34)
Interest expense 115 120 5
Restructuring and other charges 82 17 (65)
Net margin (317) 112 429
Provision for depreciation, depletion, and amortization 317 342 25
EBITDA $       – $   454 $   454
Alcoa’s definition of EBITDA is net margin plus depreciation, depletion, and amortization. Net margin is equivalent to Sales minus the following items: Cost of goods sold; Selling, general administrative, and other expenses; Research and development expenses;
and Provision for depreciation, depletion, amortization. EBITDA is a non-GAAP financial measure. Management believes that this measure is meaningful to investors because EBITDA provides additional information with respect to Alcoa’s operating performance and the Company’s ability to meet its financial obligations. .